                                                                   EXHIBIT 10.69

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT is entered into as of the 31st day of May 1999, (but effective as specified below in Paragraph 2), by and between Bollinger Industries, L.P., a Texas Limited Partnership, as Sublessor and Directory Distributing Associates, Inc., a Missouri Corporation, as Sublessee.

          1. Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, approximately 45,200 square feet of office/warehouse space more commonly know as Building 4, 602 Fountain Parkway, Grand Prairie, Texas 75050 (the "Premises"), as further described on attached Exhibit "A".

          2. The term of this Sublease shall commence upon occupancy of the premises by Sublessee or on June 1, 1999, whichever shall first occur, and end on April 30, 2004 (i.e., 59 months).

          3. Sublessee shall pay to Sublessor as rent for the Premises, $10,735 per month for months 1 through 35 and $11,300 per month for months 36 through 59, payable on or before the first day of each month.

          4. Sublessee hereby waives any claims against Sublessor with respect to the space and improvements covered by Lease and accepts the Premises in "as is" condition except as noted on attached Exhibit "B".

          5. Except as modified herein, Sublessee hereby agrees to observe and perform all duties, covenants and obligations of Sublessor under that certain Lease of the Premises between Sublessor, as Tenant, and Fountain Parkways, Ltd., as Landlord, and any amendments thereto, a full and complete copy attached as "Exhibit C" and Sublessee hereby acknowledges receipt hereof (the "Lease"), and any failure by Sublessee to so observe and perform such duties, covenants, and obligations shall be a default hereunder.

          6. Sublessee warrants and represents to Sublessor and Landlord that the leased premises shall be used and occupied only for the purposes of office storage and distribution of phone books associated with Sublessee's business.

          7. Nothing contained herein shall relieve Sublessor of any liability it may have as Tenant under the Lease.

          8. In the event of default (as described in the Lease or herein) by Sublessee hereunder, Sublessor shall have all of the remedies of Landlord set forth in the Lease.

          9. Sublessee herewith tenders to Sublessor the sum of $33,335. (the "Funds") to be applied as follows:

               (a) $10,735. shall be applied to the first month's rental due hereunder:

               (b) $22,600. Shall be held by Sublessor without obligation to pay interest as a Security Deposit for Sublessee's faithful performance of its obligations hereunder. If Sublessee defaults in the payment of rent or in performing any of its obligations hereunder Sublessor may apply said Security Deposit or any portion thereof, to cure such default, and within 10 days of Sublessor's notice that the Security Deposit has been reduced by such application, Sublessee shall deposit with Sublessor such amount as may be necessary to restore the Security Deposit. Sublessor agrees to apply $11,300 of Security Deposit or balance thereof to the rental payment due by Sublessee for the last calendar month of the term of this Sublease.

                                                                 Initials: GG
                                                                           GB
                                                                          ----


                                  Page 1 of 2
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          10. Sublessee shall pay rent to Sublessor, at the following address:

                           Bollinger Industries, L.P.
                           602 Fountain Parkway
                           Grand Prairie, Texas 75050

          11. Landlord shall notify Sublessor of any items of default by Sublessee or Lessee under the Lease and Sublessor shall have fifteen (15) days to cure such items of default, or as specified in Lease.

          12. Sublessor shall pay to Robert Lynn Company, "Principal Realtor," a commission for negotiating this Sublease equal to six percent (6%) of the total rent to become due to Sublessor during the term of this Sublease Agreement. One-half of commissions shall be paid upon execution and receipt of the funds by Sublessor and balance of commission shall be paid by August 1, 1999.

          13. Sublessor shall deliver the facility in a broom-clean condition.

          14. Sublessee shall not assign this Sublease or sublet the premises without the prior written consent of both Sublessor and Landlord.


SUBLESSOR:                               SUBLESSEE:
Bollinger Industries, L.P.               Directory Distributing Associates, Inc.

By: /s/ GLENN BOLLINGER                  By: /s/ GARY L. GRIMIS
   -----------------------------            -----------------------------------
Glenn Bollinger
CEO of Bollinger Operating               Printed Name: Gary L. Grimis
Corp., its  General Partner                           -------------------------
602 Fountain Parkway                     Title: Vice President
Grand Prairie, Texas 75050                     --------------------------------
                                         Address: 160 Corporate Woods Ct.
                                                 ------------------------------
                                         Bridgeton, MO 63044
                                         --------------------------------------


PRINCIPAL REALTOR:                       COOPERATING REALTOR:

Robert Lynn Company                      Bradford Companies
By: /s/ JOHN [ILLEGIBLE]                 By: /s/ SHANE CLARK
   -----------------------------            -----------------------------------
                                            Shane Clark
                                            Vice President
                                            Bradford Realty Services
                                            of Dallas, Inc.
APPROVED:

FOUNTAIN PARKWAY, LTD.
By: Inner Fountain, Inc., its General
    Partner

By: /s/ CLIFFORD A. BOOTH
   -----------------------------
By:   Clifford A. Booth, President

Date: 5-10-99
     ---------------------------

Address: 701 Commerce Street, Suite 200
         Dallas, Texas 75202


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                                                                       EXHIBIT A



                                   [SITE PLAN]

                              602 Fountain Parkway
                           GRAND PRAIRIE, TEXAS 75050



                                                                 Initials: GG
                                                                           GB
                                                                          ----

                                                                       EXHIBIT B


                              LEASE MODIFICATIONS &
                             LEASEHOLD IMPROVEMENTS

1. Toilet facilities as currently installed will be in good working order at time of occupancy.

2. Lights and mechanical systems as currently installed will be in good working order at time of occupancy.

3. Sublessor at Sublessor's expense will install a demising wall in workman-like manner at northwest corner of Premises similar in construction to current demising wall at southwest corner of Premises.

4.   Sublessor at Sublessor's expense will install:

     o Two (2) new dock-high garage doors (10'x 8') with bumper pads at south end of Premises.

     o Approximately 750 sq. ft. of reinforced concrete paving from new dock doors to existing asphalt paving.

5. Sublessee's monthly payment shall be inclusive of building taxes and insurance of Premises without adjustment for Base Operating Year Expenses. Sublessee shall be responsible for insurance and taxes of Sublessee property and inventory.

6. Sublessor shall pay for Common Area Maintenance and electric, water and gas services, if any, for the Premises.

7. Sublessor shall pay for monthly alarm fee for the Premises. Sublessor shall not be responsible for maintenance, additions nor modifications to alarm system in Premises. Sublessor shall not be responsible for security of Sublessee property, inventory nor Premises.

8. Sublessor shall be granted access to Premises for security, maintenance, and normal business operations.


                                                                 Initials: G
                                                                           GB
                                                                          ----

                    MODIFICATION AND RATIFICATION OF SUBLEASE

This Modification and Ratification of Sublease Agreement is made and entered into between Bollinger Industries, L.P. ("Sublessor") and Directory Distributing Associates, Inc. ("Sublessee") subject to the terms and conditions of the Sublease Agreement commencing the 1st day of June 1999 by and between Sublessor and Sublessee for and in consideration of One Dollar ($ 1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                                   WITNESSETH;

1. Sublessor and Sublessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain Sublease Agreement commencing on June 1, 1999, between Sublessor and Sublessee for the rental of the property at 602 Fountain Parkway, Grand Prairie, Texas containing approximately 45,200 square feet.

2. Sublessee represents that use of premises is for storage and distribution of printed material; Sublessee will notify Sublessor of any change of use.

3. Sublessor and Sublessee agree to modify Article 14 of Sublease Article 9.02, and Article 9.03 of Lease and any other pertinent provisions, subject to Landlord's approval below, to allow Southwestern Bell Yellow Pages ("SWBYP") the right to assume all obligations of the Sublessee under this Sublease Agreement.
                                                                          GG, GB

4. Sublessor and Sublessee agree to modify Article 15.03 of Lease, subject to Landlord's approval below, to substitute all references to "Paragraph 16.03" to read "Paragraph 15.03".

5. Sublessor and Landlord, by approval below, represent and warrant that subject sublease space has neither asbestos hazard nor other hazardous or toxic substances. Sublessor and Landlord further agree to indemnify, defend and hold harmless Sublessee and its officers, employees and agents from any claims, fines, penalties or loss which arise in connection with the presence or suspected presence of hazardous or toxic substances in the premises prior to occupancy and not due to the Sublessee's operation.

6. This Modification and Ratification of Sublease is not effective until execution by and delivery to Sublessor, Sublessee and Landlord.

     EXECUTED THIS 10th DAY OF JUNE 1999.


     SUBLESSOR: Bollinger Industries, L.P.

     BY:/s/ GLENN BOLLINGER
        -----------------------------------------------
     Glenn Bollinger, Chief Executive Officer
     of Bollinger Operating Corp., its General Partner

     EXECUTED THIS 9th DAY OF JUNE 1999.

     SUBLESSEE: Directory Distributing Associates, Inc.

     BY:/s/ GARY L GRIMS
        -----------------------------------------------
     TITLE: Vice President
          --------------------------------------------
     ADDRESS: 110 Corporate Woods Ct
             ------------------------------------------
              Bridgeton, MO 63044
             ------------------------------------------

     APPROVED THIS 11th DAY OF JUNE 1999.

     LANDLORD: Fountain Parkway, Ltd.

     BY:
        -----------------------------------------------
        Clifford A. Booth, President
        Inner Fountain, Inc., its General Partner